                                POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints each of Charmaine Mesina and Mary Zeigler, signing singly, the undersigned's true and lawful attorney-in-fact to:

               (1)  execute  for  and  on  behalf  of  the  undersigned,  in the undersigned's capacity as a director and officer of Applied Materials, Inc. (the
"Company"),  Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules thereunder;

               (2)  do and  perform  any and all acts for and on  behalf  of the undersigned which may be necessary or desirable to complete and execute any such
Form 3, 4 or 5, complete and execute any amendment(s) thereto, and timely file such form with the United  States  Securities  and Exchange  Commission  and any
stock exchange or similar authority; and

               (3)  take any other action of any type  whatsoever  in connection with the foregoing  which,  in the opinion of such  attorney-in-fact,  may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such  attorney-in-fact on behalf of the undersigned  pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such  attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the
Company's Secretary.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of May, 2003.

                                        /s/ Michael R. Splinter
                                        ------------------------------------
                                        Michael R. Splinter